Summary Prospectus Supplement	July 26, 2018

Putnam Short Duration Bond Fund
Summary Prospectus dated June 1, 2018

The following changes are effective August 1, 2018.

The “Annual fund operating expenses” table and the footnotes applicable to that table in the section Fees and expenses are restated as follows:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

	Management	Distribution and	Other	Total annual fund
Share class	fees†	service (12b-1) fees	expenses	operating expenses
Class A	0.37%	0.25%	0.01%	0.63%
Class B	0.37%	0.45%	0.01%	0.83%
Class C	0.37%	1.00%	0.01%	1.38%
Class M	0.37%	0.30%	0.01%	0.68%
Class R	0.37%	0.50%	0.01%	0.88%
Class R6	0.37%	N/A	0.01%	0.38%
Class T	0.37%	0.25%	0.01%<	0.63%
Class Y	0.37%	N/A	0.01%	0.38%

† Restated to reflect current fees.

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

The paragraph and table under the heading “Example” in the section Fees and expenses are restated as follows:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$288	$422	$568	$994
Class B	$185	$265	$460	$968
Class B (no redemption)	$85	$265	$460	$968
Class C	$240	$437	$755	$1,657
Class C (no redemption)	$140	$437	$755	$1,657
Class M	$144	$291	$451	$915
Class R	$90	$281	$488	$1,084
Class R6	$39	$122	$213	$480
Class T	$64	$202	$351	$786
Class Y	$39	$122	$213	$480

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